SUMMARY PROSPECTUS
September 4, 2024
Russell 2000 High Income ETF

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated September 4, 2024, and Statement of Additional Information, dated September 4, 2024, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective
ProShares Russell 2000 High Income ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Cboe Russell 2000 Daily Covered Call Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses [1]	0.00%
Total Annual Fund Operating Expenses	0.55%
1
“Other Expenses” are estimated.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
56	176
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to replicate the performance of an investment strategy that combines a long position in the Rus sell 2000 Index with a short position in Russell 2000 Index call options. This combination is often referred to as a “covered call” strategy. Generally, in pursuing a covered call strategy, an investor holding a certain security sells (or “writes”) a call option on the same security in an attempt to generate additional income.
In particular, the Index is designed to replicate a daily covered call strategy that sells call options with one day to expiration each day (“daily covered call”). A Russell 2000 daily covered call strategy seeks to generate high income with total return and risks similar to the Russell 2000 over the long term. Compared to a similar strategy using monthly call options, ProShare Advisors believes a daily covered call strategy provides greater total return potential over the long-term.
The seller of a call option receives a payment (“premium”) from the buyer. In this way a covered call strategy provides an investor with additional income in the form of option premiums. The seller is obligated to sell shares of the underlying security to the buyer at a specified price (“strike price”) at a specified date (“expiration date”). At the expiration date, if the price of the underlying security is above the strike price (“in-the-money”), the buyer will exercise the option, benefiting from the ability to purchase the shares from the seller at a price lower than the current market price. If the price of the underlying security is lower than the strike price (“out-of-the-money”), the option will not be exercised, benefiting the seller who retains the shares.
The long component of the Index consists of the equity securities represented in the Russell 2000 Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is a market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000 Index. The Russell 3000 Index includes approximately 3,000 of the largest companies in the U.S.
The short component of the Index consists of out-of-the-money Russell 2000 Index call options generally having one day to expiration when sold. The short call option position is generally reestablished at the end of each day. The options are traded on national securities exchanges. The Fund will not write daily call options, but instead will obtain exposure to the short component of the Index through swap agreements.
The Fund intends to make distributions each month of an amount that generally reflects the dividend and call premium income earned by the Index (net of Fund expenses) as measured by the Cboe Russell 2000 Daily Covered Call Index – Income Only, a sub-index that measures the cash received by the Index from dividends and call option premiums. The monthly distributions are intended to provide shareholders with dividend and call premium income. However, some or all of the monthly distributions may be characterized as return of capital. You should not assume that the source of your distributions is net profit.
The Index and the sub-index are constructed and maintained by FTSE Russell. The Index is rebalanced and reconstituted

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each day. More information about the Index is published under the Bloomberg ticker symbol “RTYDCC” and more information about the sub-index is published under the Bloomberg ticker symbol “RTYDCCI”.
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies that are included in the Index.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or benchmark, such as equity securities, ETFs or an index. The Fund invests in derivatives in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. The Fund enters into swap agreements that provide exposure to the Russell 2000 securities and the daily call options reflected in the Index.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future. The Fund may enter into Russell 2000 Index futures contracts.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Covered Call Strategy Risk – The Index replicates the performance of a “daily covered call” investment strategy. A daily covered call strategy involves writing (selling) covered call options having one day to expiration in return for the receipt of a premium. The seller of the option gives up the opportunity to benefit from price increases in the underlying instrument above the exercise price of the options but continues to bear the risk of underlying instrument price declines. The premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines.
The Index may underperform the Russell 2000 Index during some periods. For example, in periods of above average Russell 2000 Index returns the Index may underperform. Above average Russell 2000 Index volatility may increase the extent of underperformance. Also, in periods of flat or declining Russell 2000 Index performance, an Russell 2000 daily covered call strategy may underperform a Russell 2000 covered call strategy based on monthly call options.
●Monthly Distribution Risk – The Fund seeks to make distributions each month of an amount that reflects the dividend and call premium income earned by the Index’s daily covered call strategy (net of Fund expenses). However, there is no guarantee that the Fund will make such distributions and the amount of such distributions, if any, may vary significantly from month to month.
In addition, the Fund intends to make monthly distributions that generally reflect the dividend and call premium income without regard to market conditions. As a result of its monthly distributions and the investment strategy of the Fund, some or all of such distributions may be characterized as a return of capital for financial reporting and tax purposes. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares. A return of capital results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares

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has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.To the extent a large proportion of the derivative and/or repurchase agreements are with a small number of counterparties or otherwise highly concentrated, these risks may be increased.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2024, the Index had a significant portion of its value in issuers in the financials, industrials, and information technology industry groups.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk— Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Tax Risk – The “covered call” strategy of the Fund may result in the Fund being subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury

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regulations, dividends on stocks that are a part of such positions may not be eligible to be treated as qualified dividend income for non-corporate shareholders or for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
●New Fund Risk — The Fund recently commenced operations, has a limited operating history, and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. In addition, due to the manner in which the Fund implements its investment program, the Fund expects that a substantial portion of its monthly distributions will constitute a return of capital that will have the effect of reducing your cost basis in the Fund’s shares and thereby increasing the amount of capital gain, if any, or decreasing the amount of capital loss, if any, that you will realize when selling Fund shares. The Fund does not guarantee that distributions will always be paid or will be paid at a relatively stable level.

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